UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012 (April 26, 2012)

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-52584	20-1132959
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

33583 Woodward Avenue, Birmingham, Michigan 48009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 723-7200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On April 26, 2012, Birmingham Bloomfield Bancshares, Inc. issued a news release to report its financial results for the quarter ended March 31, 2012. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number
99.1	Press Release, dated April 26, 2012 issued by Birmingham Bloomfield Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.

Dated: April 26, 2012	By:	/s/ Thomas H. Dorr
Thomas H. Dorr,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 26, 2012 issued by Birmingham Bloomfield Bancshares, Inc.

4